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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               _________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 MARCH 2, 1998
                                 Date of Report
                       (Date of earliest event reported)


                        BENCHMARQ Microelectronics, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-27232               74-2532442
(State or other jurisdiction of      (Commission          (I.R.S. Employer
incorporation or organization)       File Number)       Identification Number)


                            17919 WATERVIEW PARKWAY
                                 DALLAS, TEXAS
                    (Address of principal executive offices)

                                     75252
                                   (Zip Code)

                                 (972) 437-9195
               (Company's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

     BENCHMARQ Microelectronics, Inc., a Delaware corporation (the "Company"), and Unitrode Corporation, a Maryland corporation (the "Parent"), and Merrimack Corporation, a Delaware corporation and a wholly owned subsidiary of the Parent ("Newco"), entered into an Agreement and Plan of Merger, dated as of March 2, 1998 (the "Merger Agreement"), pursuant to which Newco will be merged (the "Merger") with and into the Company. The Company will be the surviving entity resulting from the Merger and become a wholly owned subsidiary of the Parent.

     Upon consummation of the Merger, each share of the Company's common stock, par value $0.001 per share (the "Company Common Stock"), (excluding stock held by the Company, the Parent, or any of their respective subsidiaries) issued and outstanding at the effective time of the Merger (the "Effective Time") shall cease to be outstanding and shall be converted into and exchanged for the right to receive one share of the Parent's common stock, par value $.01 per share (the "Parent Common Stock"), and the associated preferred stock purchase right (subject to possible adjustment as described below, the "Exchange Ratio"). In the event the mean high and low per share trading price for the Parent Common Stock during the twenty (20) consecutive trading days ending on the tenth day prior to the meeting of the Company's stockholders to vote upon approval of the Merger and the Merger Agreement (as reported on the New York Stock Exchange) (the "Pre-Closing Average") is less than $16.00 per share the Exchange Ratio will be obtained by dividing $16.00 by the Pre-Closing Average provided that the exchange ratio will in no event be higher than 1.33. In the event the Pre-Closing Average is greater than $24.00 per share the Exchange Ratio will be obtained by dividing $24.00 by the Pre-Closing Average.

     The parties anticipate that the Merger will be completed in the second quarter of 1998.

     The Merger is intended to (i) qualify as a reorganization (within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended) and
(ii) for financial accounting purposes, be accounted for as a "pooling of interests."

     Consummation of the Merger is subject to various conditions, including:
(i) receipt of the approval by the stockholders of the Company of the Merger Agreement and the Merger; (ii) receipt of the approval by the stockholders of the Parent of the issuance of the Parent Common Stock under the Merger Agreement; (iii) expiration or early termination of the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (iv) receipt of an opinion of legal counsel as to the tax treatment of certain aspects of the Merger; (v) receipt of advice by the Parent and the Company in writing by Coopers & Lybrand L.L.P. and Ernst and Young LLP, respectively, as of the date upon which the Effective Time is to occur to the effect that such firm knows

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of no reason that the Merger cannot be treated for financial accounting purposes as a "pooling of interests" under GAAP; and (vii) satisfaction of certain other conditions.

     The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the Merger Agreement and the Merger by the stockholders of the Company: (i) by the mutual consent of the Company and the Parent; (ii) by the Company, if the Parent breaches the Merger Agreement and fails to cure such breach; (iii) by the Parent, if the Company breaches the Merger Agreement and fails to cure such breach; (iv) by either the Parent or the Company, if there is an order of a court or governmental entity which is final and nonappealable permanently enjoining, restraining or prohibiting the consummation of the Merger, unless the party relying on such order has not complied with certain obligations as set forth in the Merger Agreement; (v) with certain exceptions, by either the Parent or the Company, if the Merger has not been consummated before October 31, 1998; (vi) by either the Parent or the Company, if the Merger Agreement fails to receive the requisite vote for approval and adoption by the stockholders of the Company; (vii) by either the Parent or the Company if the issuance of the Parent Common Stock pursuant to the Merger Agreement fails to receive the requisite vote for approval by the stockholders of the Parent; (viii) by the Company if the Pre-Closing Average falls below $12.00; (ix) by the Parent, if the Board of Directors of the Company
(a) fails to recommend approval and adoption of the Merger Agreement and the Merger by the stockholders of the Company or withdraws or modifies (or publicly announces an intention to withdraw or modify) in any adverse manner its approval or recommendation of the Merger Agreement or the Merger; (b) makes any recommendation with respect to any Acquisition Proposal (as defined in the Merger Agreement) by a third party other than a recommendation to reject such Acquisition Proposal; (c) takes any action with respect to soliciting or facilitating an Acquisition Proposal; or (d) resolves to do any of the foregoing; or (x) by the Company, if the Board of Directors of the Parent fails to recommend approval of the issuance of shares of Parent Common Stock pursuant to the Merger Agreement by the stockholders of the Parent or withdraws or modifies (or publicly announces an intention to withdraw or modify) its approval and recommendation in a manner materially adverse to the Company or shall have resolved to do any of the foregoing.

     In the event of the termination of the Merger Agreement (as set forth above), the Merger Agreement will become void, and there will be no liability on the part of the Parent, Newco or the Company or any of their respective officers or directors to the other and all rights and obligations of any party thereto will cease, except as otherwise provided in the Merger Agreement. If the Merger Agreement is terminated (i) by the Parent (unless the Company could terminate the Agreement because the Pre-Closing Average is below $12.00) because the Board of Directors of the Company (a) fails to recommend approval and adoption of the Merger Agreement and the Merger by the stockholders of the Company or withdraws or modifies (or publicly announces an intention to withdraw or modify) in any adverse manner its approval or recommendation of the Merger Agreement or the Merger; (b) makes any recommendation with respect to any Acquisition Proposal

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other than a recommendation to reject such Acquisition Proposal; (c) takes any action with respect to soliciting or facilitating an Acquisition Proposal; (d) enters into any agreement relating to an Acquisition Proposal other than the Merger Agreement or the Option Agreement; or (e) resolves to do any of the foregoing; or (ii) by the Parent or Company pursuant to the Merger Agreement because of the failure to obtain the required approval from the Company stockholders and at the time of such termination or prior to the Company's stockholders' meeting there has been an Acquisition Proposal (whether or not such Acquisition Proposal shall have been rejected or shall have been withdrawn prior to the time of such termination or of the Company stockholders' meeting); or (iii) by the Parent as a result of the Company's material breach of certain obligations of the Company to facilitate the consummation of the Merger, the Company shall promptly pay the Parent by wire transfer of same day funds not later than two business days after the date of such termination a termination fee of $4,528,000 (the "Termination Fee") provided, however, that if the Merger Agreement is terminated by the Parent or the Company pursuant to the Merger Agreement under the circumstances described in the Merger Agreement and at the time of such termination the Parent's stockholders shall have failed to approve the issuance of the Parent Common Stock pursuant to the Merger Agreement, the Parent shall not be entitled to the Termination Fee. If the Merger Agreement is terminated by the Company pursuant to the Merger Agreement and at the time of such termination there has been an Acquisition Proposal for the Parent (whether or not such offer, proposal, announcement or agreement shall have been rejected or shall have been withdrawn prior to the time of such termination) and the stockholders of the Parent shall have failed to approve the issuance of the Parent Common Stock pursuant to the Merger Agreement, the Parent shall promptly pay to the Company by wire transfer of same day funds not later than two business days after the date of such termination a termination fee of $2,000,000.

     The Merger Agreement will be submitted for approval to the Company's stockholders, and the issuance of the Parent's Common Stock pursuant to the Merger Agreement will be submitted to the Parent's stockholders for their approval. Prior to the stockholders' meetings, the Parent will file a registration statement with the Securities and Exchange Commission registering under the Securities Act of 1933, as amended, the shares of the Parent Common Stock to be issued in exchange for the outstanding shares of Company Common Stock. Such shares of stock of the Parent will be offered to the Company's stockholders pursuant to a prospectus that also will serve as a proxy statement for the Company's stockholders' meeting and the Parent's stockholders' meeting.

     In connection with the execution of the Merger Agreement, the Company and the Parent entered into a Stock Option Agreement ("Option Agreement") pursuant to which the Company has granted the Parent an option (the "Option") to acquire up to 955,158 shares of Company Common Stock at an exercise price of $17.53 per share under the terms of the Option Agreement, a form of which is attached to
the Merger Agreement as Annex B.   The Option only becomes exercisable after the
occurrence of certain events,

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including (i) a person or group commencing a tender offer for 10% or more of the
Company Common Stock, (ii) if the Company approves, announces or enters into an agreement to (a) merge the Company or one of its significant subsidiaries with any entity other than the Parent or one of its subsidiaries or (b) sell or otherwise dispose of (other than in the ordinary course of business) more than 10% of the Company's assets or voting securities, or (iii) when a person or group acquires, or acquires the right to, 10% or more of the outstanding Company Common Stock. The Option and the Option Agreement terminate on the occurrence of certain events, including (i) at the effective time of the Merger, (ii) if the Merger Agreement is terminated by either the Company or the Parent because there is an order of a court or governmental entity that is final and nonappealable permanently enjoining, restraining or prohibiting the consummation of the Merger, unless the party relying on such order has not complied with certain obligations as set forth in the Merger Agreement, (iii) if the Merger Agreement is terminated by mutual written consent, (iv) if the Company terminates the Merger Agreement because the Parent breaches the Merger Agreement and fails to cure such breach, (iv) if the Company terminates the Merger Agreement because the Board of Directors of the Parent fails to recommend approval of the issuance of shares of Parent Common Stock pursuant to the Merger Agreement by the stockholders of the Parent or withdraws or modifies (or publicly announces an intention to withdraw or modify) its approval and recommendation in a manner materially adverse to the Company or shall have resolved to do any of the foregoing, (v) if either the Company or the Parent terminates the Merger Agreement because the Merger is not consummated by October 31, 1998 (except under certain circumstances) if the Company could terminate the Merger Agreement because the Parent breached the Merger Agreement and failed to cure such breach,
(vi) if either the Company or the Parent terminates the Merger Agreement because the issuance of the Parent Common Stock pursuant to the Merger Agreement fails to receive the requisite vote for approval by the stockholders of the Parent,
(vii) the Parent terminates the Merger Agreement because of certain actions taken by the Company and the Company could terminate the Merger Agreement because the Pre-Closing Average is below $12.00, and (viii) in all other instances only if the Merger Agreement is terminated prior to receipt of an Acquisition Proposal.

     Until consummation of the Merger or termination of the Merger Agreement, the Company and the Parent have agreed to certain restrictions upon the conduct of their respective businesses, including an agreement to operate their respective businesses in the usual and ordinary course consistent with past practices.

     Upon consummation of the Merger, (i) Robert J. Richardson (currently President and Chief Executive Officer of the Parent) will act as Chairman and Chief Executive Officer of the Parent and Alan R. Schuele (presently President and Chief Executive Officer of the Company) will act as President and Chief Operating Officer of the Parent and (ii) the Board of Directors of the Parent will consist of Robert J. Richardson, Robert L. Gable, Louis E. Lataif and James
T. Vanderslue (each of whom is presently a director of

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the Parent) and L.J. Sevin, Dietrich Erdmann and Alan R. Schuele (each of whom is presently a director of the Company).

     Also, in connection with the execution of the Merger Agreement, each of the directors of the Company, but acting solely in their capacity as stockholders of the Company, executed a Voting Agreement, in the form attached to the Merger Agreement as Annex A (the "Voting Agreement") which obligates them to vote their shares of Company Common Stock in favor of the Merger Agreement and against any other competing transaction.

     The descriptions of the Merger Agreement, Option Agreement and Voting Agreement is only a summary and is qualified by reference to the entire Merger Agreement, Option Agreement and Voting Agreement. For additional information regarding the Merger Agreement, Option Agreement and Voting Agreement, please refer to the copies of those documents which are incorporated herein by reference and included as Exhibits to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
            NONE

     (b)  PRO FORMA FINANCIAL INFORMATION.
            NONE

     (c)  EXHIBITS.

            EXHIBIT 2.1.   Agreement and Plan of Merger, by and between Unitrode
            -----------
                           Corporation, Merrimack Corporation and BENCHMARQ Microelectronics, Inc., dated as of March 2, 1998, along with form of Voting Agreement, attached as Annex A and the form of Stock Option Agreement, attached as Annex B.

            EXHIBIT 99.1.  Text of press release, dated March 2, 1998, issued by
            ------------
                           BENCHMARQ Microelectronics, Inc. and Unitrode Corporation.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BENCHMARQ MICROELECTRONICS, INC.
                              (Company)



Date:  March 2, 1998        By: /s/ ALAN R. SCHUELE
                               -------------------------------------------
                                Alan R. Schuele,
                                President & Chief Executive Officer

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                               INDEX TO EXHIBITS
                               -----------------


Exhibit
-------

 2.1 Agreement and Plan of Merger, dated as of March 2, 1998, by and between Merrimack Corporation and BENCHMARQ Microelectronics, Inc. and joined in by Unitrode Corporation, along with form of Voting Agreement, attached as Annex A and the form of Stock Option Agreement, attached as Annex B.


 99.1 Text of press release, dated March 2, 1998, issued by BENCHMARQ Microelectronics, Inc. and Unitrode Corporation.